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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

     Date of Report (Date of earliest event reported):  December 20, 2002

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 5. Other Events

The Company today issued the following press release:

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First National Lincoln Corporation Declares Dividend


DAMARISCOTTA, Maine--(BUSINESS WIRE)--Dec. 20, 2002--The Board of Directors of First National Lincoln Corporation (NASDAQ NM: FNLC), yesterday declared a quarterly dividend of $0.26 per share. This fourth quarter dividend, which is payable January 31, 2003, to shareholders of record as of January 6, 2003, represents an increase of 18.2% or $0.04 per share over the fourth quarter dividend declared in 2001.

"The Company has now raised its dividend for twenty-nine consecutive quarters with this increase of $0.01 to $0.26 per share," noted Daniel R. Daigneault, FNLC's President & Chief Executive Officer. "This translates into an annual dividend of $1.04 per share, and based on today's closing price of $29.81 per share, our dividend yield is 3.5%.

"The Company continues to post strong financial performance," President Daigneault added, "and this is evidenced by our year-to-date earnings per share, which are up 17.5% for the first nine months of 2002. I am pleased that we are able to share these strong earnings with our shareholders, especially since dividends are becoming increasingly important to investors given the generally poor equity returns seen in the broad market during the past two years. Our shareholders, however, have been doubly fortunate in 2002. In addition to the current 3.5% dividend yield, FNLC's shares have traded up $7.71 or 34.9% over the December 31, 2001 close, based upon today's closing price of $29.81 per share."

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta and Portland, Maine.

Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.

For additional information contact F. Stephen Ward, Treasurer & Chief Financial Officer, at 207.563.3195.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    December 20, 2002